UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 5, 2006

PATHMARK STORES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05287	22-2879612
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Milik Street, Carteret, New Jersey		07008
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    (732) 499-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR  240.14d–2(b))

☐             Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 5, 2006, Pathmark Stores, Inc., a Delaware corporation, issued a press release announcing its results for the fourth quarter and full year of fiscal year 2005. The press release appearing in Exhibit 99.1 is not filed but is furnished hereby and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1.	Press release of Pathmark Stores, Inc., dated April 5, 2006, announcing its results for the fourth quarter and full year of fiscal year 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATHMARK STORES, INC.

Dated: April 5, 2006	By:	/s/ Marc A. Strassler
	Name:	Marc A. Strassler
	Title:	Senior Vice President and General Counsel